EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT is dated as of March 16, 2018 (this "Second Amendment"), and entered into by and among PGT Innovations, Inc. (formerly known as PGT, Inc.), a Delaware corporation (the "Parent Borrower"), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto, SunTrust Bank, as Administrative Agent, Collateral Agent, Swing Line Lender and an LC Issuer and Deutsche Bank AG New York Branch, as resigning Administrative Agent, resigning Collateral Agent, resigning Swing Line Lender and a resigning LC Issuer.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 16, 2016 (as amended by that certain First Amendment to Credit Agreement dated as of February 17, 2017 and as further amended, restated, supplemented and/or otherwise modified from time to time prior to the Second Amendment Effective Date referred to below, the "Credit Agreement"), among the Parent Borrower, the Lenders and LC Issuers party thereto, Deutsche Bank AG New York Branch, as the Administrative Agent and the Collateral Agent and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, pursuant to Sections 3.03 and 10.12 of the Credit Agreement, the Parent Borrower and certain of the Lenders party hereto constituting no less than (x) all of the Lenders holding Initial Term Loans and Revolving Commitments and (y) the Required Lenders (determined immediately prior to giving effect to this Second Amendment) agree to a decrease of the interest rate margins applicable to the Initial Term Loans and Revolving Loans under the Credit Agreement and certain related amendments as set forth herein, in each case subject to the terms and conditions hereof; and
WHEREAS, the Parent Borrower has requested certain other modifications to the Loan Documents, and the Required Lenders are willing to make such modifications to the Loan Documents in accordance with and subject to the terms and conditions hereof;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
A. Amendments to Credit Agreement.  On the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:
1. The definition of "Applicable Margin" appearing in Section 1.01 of the Credit Agreement is hereby amended and restated by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
""Applicable Margin" means a percentage per annum equal to (i) in the case of Initial Term Loans maintained as (A) Base Rate Loans, 2.50% and (B) Eurodollar Loans, 3.50%, (ii) in the case of Revolving Loans maintained as (A) Base Rate Loans, 2.50% and (B) Eurodollar Loans, 3.50%, and (iii) in the case of Swing Loans, 2.50."

2. The definition of "Arrangers" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
""Arrangers" means (i) Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., each in its capacity as a joint lead arranger and joint book running manager for the Initial Facilities established on the Closing Date and any successors thereto, (ii) Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., each in its capacity as a joint lead arranger and joint book running manager for the Lenders with respect to the First Amendment and the transactions contemplated thereby and (iii) SunTrust Robinson Humphrey, Inc. and KeyBanc Capital Markets Inc., each in its capacity as a joint lead arranger and joint bookrunner for the Lenders with respect to the Second Amendment and the transactions contemplated thereby."
3. The definition of "Defaulting Lender" appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the word "or" where it appears at the end of clause (d)(i) thereof with a comma, by replacing the semicolon at the end of clause (d)(ii) thereof with the text "or", and by inserting the following text as a new clause (d)(iii) at the end thereof:
"(iii) become the subject of a Bail-in Action;"
4. The definition of "Fee Letter" appearing in Section 1.01 of the Credit Agreement is hereby amended and restated by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
""Fee Letter" means that certain Fee Letter dated February 26, 2018, among the Parent Borrower, SunTrust and SunTrust Robinson Humphrey, Inc."
5. The definition of "LC Issuer" appearing in Section 1.01 of the Credit Agreement is hereby amended and restated by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
""LC Issuer" means (a) SunTrust or any Affiliates or branches that it may designate or (b) such other Lender that is requested by the Parent Borrower and agrees to be an LC Issuer hereunder and is approved by the Administrative Agent.  The term "LC Issuer", when used with respect to a Letter of Credit or the Obligations relating to a Letter of Credit, shall refer to the LC Issuer that issued such Letter of Credit."
6. Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:
""Benefit Plan" means any of (a) an "employee benefit plan" (as defined in ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section  75 of the Code) the assets of any such "employee benefit plan" or "plan"."

""PTE" means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time."
""Second Amendment" shall mean that certain Second Amendment to Credit Agreement, dated as of March 16, 2018, among the Parent Borrower, the Administrative Agent and the Lenders and other Credit Parties party thereto."
""Second Amendment Effective Date" shall have the meaning provided in the Second Amendment."
""SunTrust" means SunTrust Bank."
7. Section 2.11(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:
"(h) Call Protection.  In the event that, after the Second Amendment Effective Date and prior to the six (6) month anniversary of the Second Amendment Effective Date, all or any portion of the Initial Term Loans are subject to a Repricing Event, the Parent Borrower agrees to pay a premium to each Term Lender holding Initial Term Loans equal to 1.00% of the principal amount of the Initial Term Loans of such Term Lender so prepaid, or, in the case of a modification of the Initial Term Loans constituting a Repricing Event, 1.00% of the principal amount of the Initial Term Loans of such Term Lender so modified. Such fees shall be earned, due and payable upon the date of the occurrence of the respective Repricing Event."
8. Section 2.13(c)(iv) of the Credit Agreement is hereby amended by (i) deleting the text "commencing with the first fiscal year of the Parent Borrower ended after the Closing Date (applied pro rata for the period from the Closing Date (after giving effect to the Transactions) to the end of the first fiscal year ending after the Closing Date)" appearing therein and replacing it with the text "commencing with the fiscal year of the Parent Borrower ended December 31, 2018", (ii) deleting the text "75%" appearing therein and replacing it with the text "50%" and (iii) deleting the table appearing therein in its entirety and inserting the following table in lieu thereof:
Total Net Leverage Ratio	Percentage of Excess Cash Flow
Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	25%
Less than 2.00 to 1.00	0%

9. Section 2.13(c)(vi) of the Credit Agreement is hereby amended by deleting the text "after the First Amendment Effective Date and prior to the twelve (12) month anniversary of the First Amendment Effective Date" appearing therein and replacing it with the text "after the Second Amendment Effective Date and prior to the six (6) month anniversary of the Second Amendment Effective Date".

10. Section 3.03(b)(v) of the Credit Agreement is hereby amended by deleting the text "after the First Amendment Effective Date and prior to the twelve (12) month anniversary of the First Amendment Effective Date" appearing therein and replacing it with the text "after the Second Amendment Effective Date and prior to the six (6) month anniversary of the Second Amendment Effective Date".
11. Section 5.14 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:
"No Borrower is or will be using "plan assets" (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments."
12. Article V of the Credit Agreement is hereby amended by inserting the following text as a new Section 5.25 at the end thereof:
"Section 5.25 No EEA Financial Institutions.  No Credit Party is an EEA Financial Institution."
13. Article IX of the Credit Agreement is hereby amended by inserting the text appearing on Schedule 1 hereto as a new Section 9.20 at the end thereof.
14. Schedule 10.05 to the Credit Agreement is hereby amended by deleting said Schedule in its entirety and inserting the text appearing on Schedule 2 hereto in lieu thereof.
B. Resignation, Appointment and Replacement.
1. Resignation and Appointment of Administrative Agent and Collateral Agent.  DBNY has resigned as Administrative Agent and Collateral Agent.  Pursuant to Section 9.11 of the Credit Agreement, (i) the Required Lenders accept DBNY's resignation as Administrative Agent and Collateral Agent and hereby appoint SunTrust Bank as Administrative Agent and Collateral Agent, (ii) SunTrust Bank accepts such appointments, (iii) the Parent Borrower consents to such resignations and appointments, (iv) SunTrust Bank shall succeed to and become vested with all of the rights, powers, privileges and duties of the Administrative Agent and the Collateral Agent and (v) each Lender, each LC Issuer and the Parent Borrower hereby waive all prior notice requirements related to DBNY's resignation as Administrative Agent and Collateral Agent.  The resignation and successor appointments contemplated in this Section B.1 shall be effective immediately as of the Second Amendment Effective Date, notwithstanding any otherwise applicable notice provisions set forth in the Credit Agreement.  SunTrust Bank, in its individual capacity and in its capacity as the successor Administrative Agent and Collateral Agent, shall bear no responsibility or liability for any actions taken or omitted to be taken by DBNY in its capacity as the Administrative Agent, as Collateral Agent or otherwise under the Credit Agreement and the other Loan Documents or the transactions contemplated thereby.

2. Resignation and Replacement of Swing Line Lender.  DBNY has resigned as Swing Line Lender.  Pursuant to Section 9.17 of the Credit Agreement, (i) the Parent Borrower accepts DBNY's resignation as Swing Line Lender and hereby appoints SunTrust Bank as successor Swing Line Lender, (ii) SunTrust Bank accepts such appointment, (iii) SunTrust Bank shall succeed to and become vested with all of the rights, powers, privileges and duties of the Swing Line Lender and (iv) each Lender and the Parent Borrower hereby waive all prior notice requirements related to DBNY's resignation as Swing Line Lender.  The resignation and successor appointment contemplated in this Section B.2 shall be effective immediately as of the Second Amendment Effective Date, notwithstanding any otherwise applicable notice provisions set forth in the Credit Agreement.  SunTrust Bank, in its individual capacity and in its capacity as the successor Swing Line Lender, shall bear no responsibility or liability for any actions taken or omitted to be taken by DBNY in its capacity as the resigning Swing Line Lender or otherwise under the Credit Agreement and the other Loan Documents or the transactions contemplated thereby.
3. Resignation and Appointment of LC Issuer.  DBNY has resigned as an LC Issuer.  Pursuant to Section 9.17 of the Credit Agreement, (i) the Parent Borrower accepts DBNY's resignation as an LC Issuer and hereby appoints SunTrust Bank as an LC Issuer, (ii) SunTrust Bank accepts such appointment, (iii) SunTrust Bank shall become vested with all of the rights, powers, privileges and duties of an LC Issuer and (iv) each Lender and the Parent Borrower hereby waive all prior notice requirements related to DBNY's resignation as an LC Issuer.  The resignation and appointment contemplated in this Section B.3 shall be effective immediately as of the Second Amendment Effective Date, notwithstanding any otherwise applicable notice provisions set forth in the Credit Agreement.  SunTrust Bank, in its individual capacity and in its capacity as an LC Issuer, shall bear no responsibility or liability for any actions taken or omitted to be taken by DBNY in its capacity as an LC Issuer or otherwise under the Credit Agreement and the other Loan Documents or the transactions contemplated thereby.
C. Conditions Precedent. This Second Amendment shall become effective as of the first date (the "Second Amendment Effective Date") when each of the conditions set forth in this Section C shall have been satisfied:
1. The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) (A) the Parent Borrower, (B) each of the other Credit Parties, (C) the Administrative Agent, (D) each LC Issuer, (E) each Lender holding Revolving Commitments, (F) each Lender holding Initial Term Loans (other than a Second Amendment Non-Consenting Lender (as defined below)) and (G) any Person that acquires any Initial Term Loans from any Second Amendment Non-Consenting Lender as contemplated by Section C.3 below (that together with each Person described in the foregoing clause (E) constitute all of the Lenders holding Initial Term Loans) and (ii) the Required Lenders (determined immediately prior to giving effect to this Second Amendment).

2. The Parent Borrower shall have reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Second Amendment and any other out-of-pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as required to be paid or reimbursed pursuant to (i) that certain Commitment Letter, dated as of February 26, 2018, among the Parent Borrower, SunTrust Bank, SunTrust Robinson Humphrey, Inc., KeyBank National Association and KeyBanc Capital Markets Inc. and (ii) the Credit Agreement.
3. The Initial Term Loans held by each Term Lender that has not executed and delivered a counterpart of this Second Amendment to the Administrative Agent on or prior to 12:00 noon (New York City time) on March 15, 2018 and constitutes a Non-Consenting Lender as contemplated by Section 10.12(f) of the Credit Agreement (each, a "Second Amendment Non-Consenting Lender") shall have been assigned to an assignee Lender in accordance with Sections 3.03(b), 10.06 and 10.12(f) of the Credit Agreement.
4. (i) The Parent Borrower shall have paid to DBNY, as Administrative Agent under the Credit Agreement immediately prior to giving effect to this Second Amendment, for the account of each Lender under the Credit Agreement as of immediately prior to the Second Amendment Effective Date, all accrued and unpaid interest and fees and all other amounts payable as of immediately prior to the Second Amendment Effective Date to such Lenders pursuant to the Credit Agreement as in effect immediately prior to the Second Amendment Effective Date and (ii) the Borrowers shall have repaid all outstanding Swing Loans owing to DBNY as Swing Line Lender.
5. The Administrative Agent shall have received an Agency Resignation and Assignment Agreement, executed by DBNY, SunTrust Bank and the Parent Borrower, in form and substance reasonably acceptable to the Administrative Agent, in connection with DBNY's resignation as Administrative Agent and Collateral Agent.
D. Other Terms.
1. Terms Related to Replacement.  The parties hereto agree that (i) the Interest Periods applicable to the outstanding Initial Term Loans as of the Second Amendment Effective Date shall not be affected by this Second Amendment and (ii) the Parent Borrower is exercising its rights under Sections 3.03 and 10.12(f) of the Credit Agreement in connection with this Second Amendment to require any Second Amendment Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents to one or more assignees identified by the Parent Borrower or the Administrative Agent, and the Administrative Agent shall coordinate the transfer of all such Initial Term Loans of each such Second Amendment Non-Consenting Lender to the identified assignees, which transfers shall be effected in accordance with Sections 10.06 and 10.12(f) of the Credit Agreement and shall be effective as of the Second Amendment Effective Date, and each assignee acquiring Initial Term Loans in connection with such transfers shall have provided a signature page to this Second Amendment consenting hereto with respect to such acquired Initial Term Loans.

2. Credit Party Certifications.  By execution of this Second Amendment, each of the undersigned hereby certifies, on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Second Amendment Effective Date:
(i)
each Credit Party has the corporate or other organizational power and authority to execute and deliver this Second Amendment and carry out the terms and provisions of this Second Amendment and the Credit Agreement (as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Second Amendment and performance of this Second Amendment and the Credit Agreement (as modified hereby);

(ii)
each Credit Party has duly executed and delivered this Second Amendment and each of this Second Amendment and the Credit Agreement (as modified hereby) constitutes the legal, valid and binding agreement and obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iii)
none of the execution and delivery by any Credit Party of this Second Amendment, the performance by any Credit Party of this Second Amendment and the Credit Agreement (as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Credit Party or its properties and assets (including, healthcare regulatory laws), except as would not, reasonably be expected to have a Material Adverse Effect, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents or Liens otherwise permitted under the Credit Agreement) upon any of the property or assets of such Credit Party pursuant to the terms of any contract, except as would not reasonably be expected to have a Material Adverse Effect or (iii) will breach any provision of the Organizational Documents of such Credit Party;

(iv)
the representations and warranties contained in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if qualified by "materiality," "Material Adverse Effect" or similar language, in all respects (after giving effect to such qualification)) on and as of the Second Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if qualified by "materiality," "Material Adverse Effect" or similar language, in all respects (after giving effect to such qualification)) on and as of such earlier date; and

(v)	no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby.
3. Amendment, Modification and Waiver.  This Second Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto and in accordance with the provisions of Section 10.12 of the Credit Agreement.
4. Entire Agreement.  This Second Amendment, the Credit Agreement (as modified hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
5. Governing Law, Submission to Jurisdiction, Venue and Waiver of Jury Trial.  The provisions of Section 10.08 of the Credit Agreement are hereby deemed to be incorporated herein, mutatis mutandis.
6. Severability.  Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7. Counterparts.  This Second Amendment may be executed in any number of counterparts (including by email ".pdf" or other electronic means) and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Parent Borrower and the Administrative Agent.

8. Reaffirmation.  By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Second Amendment Effective Date and after giving effect to this Second Amendment, all Obligations of the Parent Borrower shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Second Amendment, as of the Second Amendment Effective Date and after giving effect to this Second Amendment, the Security Documents continue to be in full force and effect, (B) agrees as of the Second Amendment Effective Date that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Loan Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Second Amendment) and (C) as of the Second Amendment Effective Date, affirms and confirms all of its obligations and liabilities under the Credit Agreement (as modified hereby) and each other Loan Document (including this Second Amendment), in each case, after giving effect to this Second Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that as of the Second Amendment Effective Date such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (as modified hereby) and the other Loan Documents, in each case after giving effect to this Second Amendment; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.
9. Assignments.  The Parent Borrower and the Administrative Agent hereby consent to each assignment of Initial Term Loans made by any Second Amendment Non-Consenting Lender or Arranger (or Affiliate thereof) to any assignee (other than (i) any natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or (ii) any Disqualified Institution) in connection with the replacement of any Second Amendment Non-Consenting Lender.
10. Miscellaneous.  This Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as modified hereby) and the other Loan Documents. The provisions of this Second Amendment are deemed incorporated as of the Second Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically amended by this Amendment, (i) the Credit Agreement and the other Loan Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Amendment as of the date first set forth above.
PGT INNOVATIONS, INC., as Parent Borrower and a Guarantor
By: /s/ Brad West
Name: Brad West
 Title: CFO
PGT INDUSTRIES, INC., as a Guarantor
By: /s/ Brad West
Name: Brad West
 Title: CFO
CGI WINDOWS AND DOORS HOLDINGS, INC., as a Guarantor
By: /s/ Brad West
Name: Brad West
 Title: CFO
CGI WINDOWS AND DOORS, INC., as a Guarantor
By: /s/ Brad West
Name: Brad West
 Title: CFO
WINDOOR INCORPORATED, as a Guarantor
By: /s/ Brad West
Name: Brad West
 Title: CFO
LTE, LLC, as a Guarantor
By: /s/ Brad West
Name: Brad West
 Title: CFO

SUNTRUST BANK, as Administrative Agent, Collateral Agent, Swing Line Lender, an LC Issuer and a Lender
By: /s/ David A. Ernst
Name: David A. Ernst
 Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as resigning Administrative Agent, resigning Collateral Agent, resigning Swing Line Lender and as a resigning LC Issuer
By: /s/ Marguerite Sutton
Name: Marguerite Sutton
 Title: Vice President
By: /s/ Alicia Schug
Name: Alicia Schug
 Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Marcel Fournier
Name: Marcel Fournier
 Title: Senior Vice President

CADENCE BANK, N.A., as a Lender
By: /s/ Teresa Stinson
Name: Teresa Stinson
 Title: Senior Vice President

IN WITNESS WHEREOF, the undersigned has caused its duly authorized officer to execute and deliver this Second Amendment as of the date first set forth above.
___________________________________
(Please type or print legal name of Lender)
By: ____________________________________
Name:
 Title:
[If a second signature is required]
By: ____________________________________
Name:
 Title:

SCHEDULE 1
TO SECOND AMENDMENT

"Section 9.20 ERISA Matters.
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Collateral Agent, each Arranger and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:
(i) such Lender is not using "plan assets" (within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Collateral Agent, each Arranger and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that:
(i) none of the Administrative Agent, the Collateral Agent, any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent or the Collateral Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v) no fee or other compensation is being paid directly to the Administrative Agent, the Collateral Agent, any Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent, the Collateral Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker's acceptance fees, breakage or other early termination fees or fees similar to the foregoing."

SCHEDULE 2
TO SECOND AMENDMENT

"Schedule 10.05
Payment Office:
SunTrust Bank
Attention: Alex Martin
303 Peachtree Street, 25th Floor
Mail Code:  GA-ATL-7662
Atlanta, GA 30308
Telephone: (404) 813-0117
Telecopy: (404) 495-2170
Email: alex.martin@suntrust.com

Notice Office:
SunTrust Bank
Attention: Alex Martin
303 Peachtree Street, 25th Floor
Mail Code:  GA-ATL-7662
Atlanta, GA 30308
Telephone: (404) 813-0117
Telecopy: (404) 495-2170
Email: alex.martin@suntrust.com

with a copy to:

SunTrust Bank
Attention: David Ernst
3333 Peachtree Road, NE, 5th Floor
Mail Code GA-ATL-1906
Atlanta, GA 30326
Telephone: (404) 926-5402
Telecopy: (404) 439-7333
Email: david.ernst@sutrust.com"